Exhibit 4.2

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE This Certifies that is the record holder of FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NIS 0.01 PAR VALUE PER SHARE, OF Vascular Biogenics Ltd. transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association of the Company and amendment thereto, to all of which the holder by the acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of the Company’s duly authorized officers. Dated: INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP M96885 10 4 ORDINARY SHARES Vascular Biogenics Ltd. VB SPECIMEN

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: NOTICE: Shares PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within-named Company with full power of substitution in the premises. Dated, PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE UNIF GIFT MIN ACT — .......................... Custodian ......................... (Cust) (Minor) under Uniform Gifts to Minors Act .............................................................. (State) Attorney